UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 – K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 6, 2002
Date of Report

AVERY DENNISON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Orange Grove Boulevard Pasadena, California	91103 (Zip Code)
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (626) 304-2000

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1	Written Statement of Philip M. Neal, Chief Executive Officer of Avery Dennison Corporation, dated August 5, 2002.

99.2	Written Statement of Daniel R. O’Bryant, Chief Financial Officer of Avery Dennison Corporation, dated August 5, 2002.

Item 9. Regulation FD Disclosure

On August 6, 2002, pursuant to SEC Order No. 4-460 (the “Order”), the Chief Executive Officer and Chief Financial Officer of Avery Dennison Corporation filed written statements, under oath, in the form of Exhibit A to the Order with the Securities and Exchange Commission. Copies of the written statements are filed as exhibits to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

By:	/s/ DANIEL R. O’BRYANT
Name: Daniel R. O’Bryant Title: Senior Vice President, Finance and Chief Financial Officer

Dated: August 6, 2002

EXHIBIT LIST

Exhibit No.	Description

99.1	Written Statement of Philip M. Neal, Chief Executive Officer of Avery Dennison Corporation,

dated August 5, 2002.

99.2	Written Statement of Daniel R. O’Bryant, Chief Financial Officer of Avery Dennison Corporation,

dated August 5, 2002.